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                                                                     Exhibit 99b



                                LICENSE AGREEMENT




                                 BY AND BETWEEN

                                PERIODONTIX, INC.

                                       AND

                                  DEMEGEN, INC.






                                FEBRUARY 8, 2001



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                                LICENSE AGREEMENT

         This LICENSE AGREEMENT (this "Agreement") is made as of February 8, 2001 ("Effective Date"), by and between Periodontix, Inc., a Delaware corporation ("Periodontix") and Demegen, Inc., a Colorado corporation ("Demegen").

                                   RECITALS

               A. Pursuant to the terms of that certain Agreement dated February 8, 2001 between Demegen and Periodontix (the "Option Agreement"), Periodontix granted Demegen an Option to purchase certain Technology (as defined herein).

               B. Prior to the exercise of the Option in the Option Agreement and pursuant to the Option Agreement, Demegen desires to license from Periodontix the Technology on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements set forth herein, the parties hereto, intending to be bound, agree as follows:


                                    ARTICLE I
                                   DEFINITIONS


         1.1 Technology

         The term "Technology" shall mean the Intellectual Property (as defined in the Option Agreement) and any research data, designs, formulas, process information, clinical data and other information known to the Company which pertains to any invention claimed in the Intellectual Property (it being understood that the term "Technology" shall not include the Photodynamic Technology or any intellectual property rights therein).

         1.2 Peptides.

         The term "Peptides" shall mean the quantity of peptides described in and quantified on Exhibit A.

         1.3 Photodynamic Technology.

         The term "Photodynamic Technology" shall mean the technology described on Exhibit B.


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         1.4 Other Terms

         All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Option Agreement.


                                   ARTICLE II
                           LICENSE GRANT AND PAYMENTS

         2.1 Grant.

         Periodontix hereby grants to Demegen an exclusive, world-wide, license to use, exploit, sublicense(subject to Section 2.2), produce, modify, duplicate, prepare and develop derivative works and new inventions with respect to, the Technology and solely in connection therewith to use the Peptides.

         2.2 Sublicenses.

         Demegen shall have the right to enter into sublicensing agreements for any or all of the rights, privileges and licenses granted hereunder; provided that such sublicensing agreements shall terminate upon the termination of this Agreement without any obligation on the part of Periodontix; and provided further that Demegen provides to Periodontix prior written notice of such sublicense and a copy of any and all fully-executed sublicense agreements within ten (10) days after the grant thereof.

         2.3 Sublicense Income.

         To the extent that Demegen commercially sublicenses the Technology to a third party pursuant to Section 2.2 ("Third Party Sublicensee"), Demegen shall retain all consideration received from such Third Party Sublicensee; provided, however, to the extent that Demegen receives prior to January 31, 2002, aggregate consideration, whether cash or non-monetary consideration (excluding payments made by a Third Party Sublicensee to support or fund research activities to be undertaken by Demegen) in excess of three hundred fifty thousand dollars ($350,000.00) ("Threshold Fees"), Demegen shall issue and deliver to Periodontix upon receipt of such consideration shares of Demegen Common Stock (valued at the average closing share price for the twenty (20) trading days ending on the date of receipt of the Threshold Fees) that are equal in value the amount of any such consideration.

                                  ARTICLE III
                                CLINICAL TRIALS

         3.1 Clinical Trials.

         Demegen shall have the exclusive right to conduct, and shall assume responsibility for conducting any and all Clinical Trials associated with the Technology, including but not limited to Clinical Trials related to the Company Sponsored INDs, except to the extent a third party conducts Clinical Trials that do not infringe the Technology.


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         3.2 Assistance.

         Periodontix shall, at Demegen's expense, prepare, execute and deliver any and all documents and/or agreements required by the FDA or other governmental authority to transfer to Demegen the rights to conduct Clinical Trials pursuant to any Company Sponsored IND. If Periodontix fails to so execute and deliver such instruments (or to cause its employees to do so), Demegen shall have the right to execute such instruments as Periodontix's attorney-in-fact, and Periodontix does hereby constitute and appoint Demegen as its true and lawful attorney-in-fact for the sole purpose of executing such documentation. The rights of Demegen under this Section constitute a power coupled with an interest with rights of substitution and delegation and which is for the sole benefit of Demegen. Demegen, as agent for Periodontix under the power of attorney, is not a fiduciary for Periodontix.


                                   ARTICLE IV
                                    OWNERSHIP

         4.1 Technology Delivered by Periodontix.

         Periodontix shall continue to own all right, title and interest (including but not limited to any and all intellectual property rights) in and to the Technology and the Peptides as delivered by Periodontix to Demegen pursuant to this Agreement.

         4.2 Developments.

         Demegen shall own all right, title and interest (including but not limited to any and all intellectual property rights) in and to any materials, developments, technologies, know-how, data, research, inventions, reports, studies, creative works of expression or other information created or developed by Demegen in connection with this Agreement, whether a derivative work or otherwise derived from the Technology ("Developments"). Periodontix agrees to assign any and all right, title and interest it has in and to the Developments as a result of this Agreement to Demegen, and agrees to execute and deliver to Demegen such instruments as Demegen deems necessary to assign to Demegen Periodontix's right, title and interests in the Developments. If Periodontix fails to so execute and deliver such instruments (or to cause its employees to do so), Demegen shall have the right to execute such instruments as Periodontix's attorney-in-fact, and Periodontix does hereby constitute and appoint Demegen as its true and lawful attorney-in-fact for the purpose of executing such documentation. The rights of Demegen under this Section constitute a power coupled with an interest with rights of substitution and delegation and which is for the sole benefit of Demegen. Demegen, as agent for Periodontix under the power of attorney, is not a fiduciary for Periodontix. Demegen, in exercising any of its rights or powers pursuant to the power of attorney, may do so for the sole benefit of Demegen and not for the benefit of Periodontix. The parties acknowledge and agree that the provisions of Title 20, Pennsylvania Consolidated Statutes, Section 5601 et seq., as amended (specifically including act 39 of 1999) shall not be applicable to the power of attorney. Nothing in this Section 4.2 shall be construed as giving Demegen any rights in the Technology and effective upon the termination of this Agreement, Demegen hereby grants to the Company a fully-paid, royalty-free, world-wide, perpetual non-exclusive license to use, exploit, sublicense, produce,


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modify, duplicate, prepare and develop derivative works and new inventions with respect to, the Developments.

                                    ARTICLE V
                                   TERMINATION

         5.1 Termination.

         This Agreement shall terminate upon the earlier of (i) the expiration or termination of the Option Agreement, and (ii) the exercise of the Option in the Option Agreement and the closing of the transactions contemplated by the Asset Purchase Agreement.

         5.2 Effect of Termination.

         Except in the event that this Agreement is terminated as a result of Demegen's exercise of the Option in the Option Agreement, upon termination of this Agreement, Demegen shall cease to have any rights to and shall return to Periodontix the Technology provided by Periodontix to Demegen hereunder and any Peptides that have not been consumed by Demegen in accordance with this Agreement; provided, however, in any event, Demegen may retain any and all Developments (subject to the rights of Periodontix under Section 4.2).

         5.3 Survivability.

         The provisions of Article 4 V shall survive termination or expiration of this Agreement.

         5.4 Consequences

         In the event of termination, Demegen shall transfer and assign to Periodontix all clinical and other data in its possession or to which it has rights that relate to the Technology and all regulatory filings with respect thereto.

                                   ARTICLE VI
                        PATENT PROSECUTION; INFRINGEMENT

         6.1 Filing, Prosecution and Maintenance of Intellectual Property.

         Demegen shall be responsible for the preparation, filing, prosecution and maintenance of all patent applications and patents included in Intellectual Property. Demegen shall consult with Periodontix as to the preparation and filing, prosecution and maintenance of such patent applications and patents and shall furnish to Periodontix copies of all correspondence and other documents relevant to such preparation, filing, prosecution or maintenance Demegen promptly shall provide Periodontix with copies of any and all communications received from any patent office regarding the Intellectual Property.


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         6.2 Abandonment.

         Demegen, to the extent it has responsibility for patent prosecution under Section 6.1, agrees that it shall not, without first providing written notice to Periodontix, abandon the prosecution of any patent applications nor shall it fail to make any payment or fail to take any other action necessary to maintain a patent under the Intellectual Property .

         6.3 Notice of Infringement.

         Demegen shall inform Periodontix promptly in writing, and Periodontix shall inform Demegen promptly in writing, of any alleged infringement of the Intellectual Property by a third party and of any available evidence thereof.

         6.4 Prosecution of Infringement.

         During the term of this Agreement, Demegen shall have the right, but shall not be obligated, to prosecute any infringements of the Intellectual Property. Subject to any indemnification obligation of Periodontix under the terms of the Option Agreement, the cost and expenses of any such infringement action commenced or defended by Demegen shall be borne by Demegen.


                                   ARTICLE VII
                                  MISCELLANEOUS

         7.1 No Third Party Beneficiaries.

         This Agreement and the Option Agreement shall not confer any rights or remedies upon any person other than the parties and their respective heirs, successors and permitted assigns.

         7.2 Further Assurances.

         Each party to this Agreement shall, upon the request of the other party hereto, at any time and from time to time execute, acknowledge, deliver and perform all such further acts, deeds, assignments, transfers, conveyances, and instruments of further assurances as may reasonably be necessary or appropriate to carry out the provisions and intent of this Agreement.

         7.3 Entire Agreement.

         This Agreement, including the Exhibits attached hereto and the documents referred to herein, constitute the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, with respect to the subject matter hereof, except for that certain confidentiality agreement between Demegen and Periodontix, dated September 14, 2000, which shall remain in full force and effect, except as may be amended hereby.

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         7.4 No Presumption Against Draftsman.

         There shall be no presumption against either party hereto on the ground that such party or its counsel was responsible for preparing this Agreement on any part hereof.

         7.5 Succession and Assignment.

         This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective heirs, successors and permitted assigns. Except as otherwise expressly provided herein, no party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party; provided that following the termination of this Agreement, Periodontix may assign this Agreement and its surviving rights, interests and obligations to a third party without the consent of Demegen.

         7.6 Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         7.7 Headings.

         The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         5.8 Effect of Investigation.

         Any inspection, preparation, or compilation of information or schedules, or audit of the inventories, properties, financial condition, or other matters relating to Periodontix conducted by or on behalf of Demegen pursuant to this Agreement shall in no way limit, affect, or impair the ability of Demegen to rely upon the representations, warranties, covenants and agreements of Periodontix set forth herein.

         5.9 Notices.

         All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the next Business Day after it is sent, if sent for next Business Day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt or refusal of receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

         If to the Company, addressed to:

               Periodontix, Inc.
               29 Babe Ruth Drive
               Sudbury, MA 01406
               Fax: (413) 513-2023
               Attention: Bob Linke


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              with a copy to:

               Hale and Dorr LLP
               60 State Street
               Boston, Massachusetts  02109
               Fax:  (617) 526-5000
               Attention:  Stuart M. Falber, Esquire

         If to Demegen, addressed to:

               Demegen, Inc.
               1051 Brinton Road
               Pittsburgh, Pennsylvania 15221
               Fax:  (412) 241-2161
               Attention:  Richard Ekstrom, President

               with a copy to:

               Buchanan Ingersoll Professional Corporation
               One Oxford Centre
               301 Grant Street, 20th Floor
               Pittsburgh, Pennsylvania 15219-1410
               Fax:  (412) 562-1041
               Attention:  Mary L. Silverberg, Esquire

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

         7.10 Governing Law.

         This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         7.11 Amendments and Waivers.

         The parties may mutually amend any provision of this Agreement at any time. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.


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         7.12 Severability.

         Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

         7.13 Expenses.

         Periodontix and Demegen shall each bear the cost and expense of their own attorneys, accountants and financial advisors.

         7.14 Construction.

         The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

         7.15 Incorporation of Exhibits and Recitals.

         The Exhibits and Recitals identified in this Agreement are incorporated herein by reference and made a part hereof.



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         IN WITNESS WHEREOF, the parties have executed this LICENSE AGREEMENT as of the date first above written.

                                                DEMEGEN, INC.


                                                By: /s/Robert B. Linke
                                                    ----------------------------
                                                Title: President
                                                       -------------------------


                                                PERIODONTIX, INC.


                                                By: /s/Richard D. Ekstrom
                                                    ----------------------------
                                                Title: President
                                                       -------------------------